SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:  OCTOBER 23, 2000
DATE OF EARLIEST EVENT REPORTED:  OCTOBER 23, 2000

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                    1-12929                       36-4135495
 (State or other        (Commission File Number)            (I.R.S. Employer
 jurisdiction of                                         Identification Number)
 incorporation or
  organization)

                        1375 LENOIR RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:     (828) 324-2200

Item 5.   Other Events.
          ------------

     On October 23, 2000, the registrant issued the press release filed as
Exhibit 99.1 hereto.



Item 9.  Regulation FD Disclosure.
         ------------------------

INTRODUCTION
------------

     On October 23, 2000, new Securities and Exchange Commission rules, collectively referred to as "Regulation FD," become effective. We interpret Regulation FD to require us, among other things, and under certain circumstances, to have procedures reasonably designed to assure that, if some stockholders learn information about CommScope that is material (and which those stockholders might reasonably be expected to take into consideration before buying or selling CommScope's securities), that information will become publicly available at or close to the same time. CommScope is filing this procedural Form 8-K to alert its stockholders to the practices we will try to follow to comply substantially with this requirement.

COMMSCOPE'S WEBSITE
-------------------

     CommScope maintains a corporate website at www.commscope.com, on which we post significant corporate information from time to time. We believe our website is an efficient and expeditious way to communicate with stockholders simultaneously and instantaneously. Accordingly, we intend to utilize our website to implement our practices in response to Regulation FD. We do not expect to file a Form 8-K each time we make a public disclosure. Instead, we will utilize our website for that purpose. The only way stockholders can be certain to learn information we may disclose in response to the requirements of Regulation FD, therefore, will be to review our website.

     We will maintain two discrete information sections on our website. The first of these will be headed "Current Disclosures". When we first post information on our website in light of Regulation FD, the information will be dated and will be maintained in that location for a period of 5 business days. During the period information is posted in our "Current Disclosures" section, we intend to maintain the information in as current and accurate a form as we can. Posting information on this section of our website is not intended to, and does not, constitute a determination by us that the information is in fact material. Materiality is a complex concept, and we expect to make disclosures of information that may not be material, out of an abundance of caution in light of the requirements of Regulation FD. Similarly, the fact that we post information on this section of our website does not constitute a determination that dissemination of that information is required by Regulation FD.

     Upon the passage of 5 business days, information originally posted to the "Current Disclosures" section of our website will be moved to a second section that will be headed "Archived Disclosures". Information will be moved to our "Archival" section for two years for historical reasons only, and will not be maintained or updated for accuracy; CommScope explicitly disclaims any responsibility for, or intention of, updating that information and such information should not be relied upon.

ANALYST MEETINGS, CONFERENCE CALLS AND DISCUSSIONS WITH ANALYSTS AND INSTITUTIONAL INVESTORS
--------------------------------------------------------------------

     From time to time, CommScope officials meet with, or talk to, analysts who follow the Company. These conversations are not intended to divulge material nonpublic information about CommScope, and we will take appropriate steps to avoid such disclosures from occurring. If nonpublic information that may be material is divulged, however, we will attempt to disseminate that information to all stockholders on our website (in the "Current Disclosures" section) as soon as possible after the initial disclosure has occurred. Where meetings or conference calls with analysts are arranged, we will endeavor to post advance notice of the date and time of such interchanges in the "Current Disclosures" section of our website, along with the methods by which stockholders and other members of the public may listen to these interchanges as they occur. Replays of these interchanges will be prepared and posted promptly, and maintained in the "Current Disclosures" section of our website for our usual 5 business-day period. Thereafter, this information will be moved to our "Archival" section.

     CommScope officials expect to receive communications or inquires from individual analysts, or specific institutional investors. When conversations with these persons occur, they are not intended to divulge material nonpublic information about CommScope, and we take appropriate steps to avoid such disclosures. If we become aware that information which might be material may have been disclosed during one of these informal encounters, however, we will post a brief summary of the information that has been disclosed in the "Current Disclosures" section of our website, and maintain that disclosure for our usual 5 business-day period. Thereafter, this information will be moved to our "Archival" section. We do not intend to identify the specific person with whom these conversations may have taken place. Moreover, if several conversations occur, either within a single day or with a series of individuals, we will not make a separate listing for each discussion that occurs within a 5 business day period. The posting of information in accordance with these procedures is not intended to, and does not, constitute a determination by CommScope that the information is material, or that investors should consider that information before deciding whether to buy or sell CommScope's securities.


FURTHER INFORMATION
-------------------

     Regulation FD is new. We intend to monitor our policies and practices to see whether they are fulfilling their intended purpose. We encourage our stockholders to communicate with us if you have suggestions or comments regarding these procedures. Please address any such communications to:

     Mr. Philip M. Armstrong, Jr.
     Vice President-Investor Relations & Corporate Communications
     CommScope, Inc.
     1375 Lenoir Rhyne Blvd. Hickory, NC 28601
     (828) 323-4848
     parmstro@commscope.com

Item 7.   Financial Statements and Exhibits.
          ---------------------------------



            Exhibit      Description                                 Page No.
            -------      -----------                                 --------


            99.1         Press Release issued October 23, 2000            7

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: October 23, 2000


                                      COMMSCOPE, INC.


                                      By:  /s/ Jearld L. Leonhardt
                                         ---------------------------------
                                           Jearld L. Leonhardt
                                           Executive Vice President and
                                           Chief Financial Officer

                               EXHIBIT INDEX

            Exhibit      Description
            -------      -----------


            99.1         Press Release issued October 23, 2000